Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill Disclosure [Abstract]
Goodwill Disclosure [TextBlock]

10.	Goodwill:

The contingent consideration forming part of the 2008 business combination (see Note 1) consisted of the issuance of 287,205 shares of common stock subject to Seanergy meeting certain target EBITDA during the twelve month period ended September 30, 2009. This target was met and on September 30, 2009, the Company recorded additional consideration of $17,275, equal to the fair value of the 287,205 shares, with an increase in goodwill and equity.

Goodwill is reviewed for impairment annually and whenever events or circumstances indicate possible impairment in accordance with guidance regarding goodwill and other intangible assets. Over the course of this year there was substantial deterioration in the dry bulk market, as daily rates have fallen precipitously. Despite the fact that this downturn has largely been the result of seasonal factors and particularly adverse conditions owing to the floods in Australia, export bans from India and the earthquake in Japan, it is also revealing of the major underlying weakness in shipping market fundamentals. As a result management determined that there was a triggering event to test for goodwill impairment.

The Company evaluates impairment using a two-step process. First, the aggregate fair value of the reporting unit is compared to its carrying amount, including goodwill. The Company determines the fair value of the reporting unit based on generally accepted valuation methodologies, including both income and market cap approaches. For the income approach, the Company discounts projected cash flows using a long-term weighted average of capital ("WACC") rate, which is based on the Company's estimates. The estimates and assumptions regarding expected cash flows and the appropriate discount rates require considerable judgment and are based upon existing contracts, historical experience, financial forecasts and industry trends and conditions. For the market cap approach, the Company derives its fair equity value from its market cap, which is equal to the product of shares outstanding times the share price, increase by a market premium, which represents an implied premium paid in order to acquire a comparable publicly traded company based on recent acquisitions in the marketplace.

If the fair value of a reporting unit exceeds its carrying value, then no further testing is required. This is referred to as Step 1. If the fair value is determined to be less than the carrying value, a second step 2 is performed to compute the amount of the impairment, if any. In this process, an implied fair value for goodwill is estimated, based in part on the fair value of the operations, and is compared to its carrying value of goodwill. The shortfall of the implied fair value of goodwill below its carrying value represents the amount of goodwill impairment.

The Company has one reporting unit and tested its goodwill for potential impairment, and concluded that indication of impairment existed as of September 30, 2011 but not as of December 31, 2011 and 2010. The fair value for goodwill impairment testing was estimated using the expected present value of future cash flows, using judgments and assumptions that management believes were appropriate in the circumstances and using the market capitalization approach. The future cash flows from operations were determined by considering the charter revenues from existing time charters for the fixed fleet days and an estimated daily time charter equivalent for the non-fixed days (based on a combination of 2-year forward freight agreements and the 10-year average historical charter rates-adjusted for outliers- available for each type of vessel). The weighted average cost of capital used was 8.16%, 8.46% and 8.75% for the nine month period ended September 30, 2011, and the years ended December 31, 2011 and 2010, respectively. As a result of the impairment test, goodwill was impaired by $12,910.

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	2011	2010
Beginning balance
Goodwill	62,070	62,070
Accumulated impairment losses	(44,795)	(44,795)
	17,275	17,275

Goodwill acquired during the period	-	-
Impairment loss	(12,910)	-

Ending balance
Goodwill	62,070	62,070
Accumulated impairment losses	(57,705)	(44,795)
	4,365	17,275